UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2008 (February 22, 2008)

WABCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33332	20-8481962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 22, 2008, the Compensation, Nominating and Governance Committee (the “Committee”) of the Board of Directors WABCO Holdings Inc. (NYSE: WBC) (the “Company”) approved the following actions:

Annual Equity Grants Under Long-Term Incentive Compensation Program

The Committee granted stock options and restricted stock units in the following amounts to the following executive officers:

Name and Title	Stock Options	Restricted Stock Units
Jacques Esculier, Chief Executive Officer	69,960	18,283

Ulrich Michel, Chief Financial Officer	21,349	5,580

Kevin Tarrant, Senior Vice President – Human Resources	15,662	4,093

Jean-Christophe Figueroa, Vice President – Vehicle Dynamics and Controls	18,145	4,742

Nikhil M. Varty, Vice President – Compression and Braking	15,662	4,093

Each of the grants of equity referred to above were made pursuant to the Company’s Omnibus Incentive Plan. Both the stock options and the restricted stock units are subject to vesting. These equity awards will vest, subject to continued employment with the Company, in three annual increments on each of the first three anniversaries of the date of grant (February 22). The exercise price of the stock options is $42.39, the average of the high and low sales prices on the date of the grant.

Special Grant of Stock Options

The Committee also granted the following stock options to the following executive officers:

Name and Title	Stock Options
Jacques Esculier, Chief Executive Officer	139,920

Ulrich Michel, Chief Financial Officer	33,513

Kevin Tarrant, Senior Vice President – Human Resources	33,513

Jean-Christophe Figueroa, Vice President – Vehicle Dynamics and Controls	33,513

Nikhil M. Varty, Vice President – Compression and Braking	33,513

These special stock option grants were also made pursuant to the Company’s Omnibus Incentive Plan with the aims of building additional equity value and providing retention incentives for the Company’s senior executives. The special stock option grants will vest, subject to continued employment with the Company, over a four year period, however, 50% of the stock options will vest on the third anniversary of the date of grant (February 22) and the remaining 50% will vest on the fourth anniversary of the date of grant. The stock options also have an exercise price of $42.39.

Base Salary Increase for Nikhil H. Varty

The Committee increased the annual base salary of Mr. Nikhil H. Varty, the Company’s Vice President – Compression and Braking, from $233,000 to $303,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2008	WABCO HOLDINGS INC.

	By:	/s/ Ulrich Michel
Name: Ulrich Michel
Title: Chief Financial Officer